UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2007

FX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25386	87-0504461
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3006 Highland Drive, Suite 206
Salt Lake City, Utah		84106
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 486-5555

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02—Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The board of directors of FX Energy, Inc., on February 19, 2007, unanimously
•	appointed H. Allen Turner to serve as a member of FX Energy’s board of directors, to stand for reelection at the 2007 annual meeting of stockholders;
•	appointed Mr. Turner to FX Energy’s audit, compensation, and nomination and governance committees;
•	appointed Thomas B. Lovejoy, chairman, to serve as Executive Vice President and accepted his resignation as Chief Financial Officer; and
•	appointed Clay Newton, Vice President of Finance and Chief Accounting Officer, to serve as principal financial officer .

H. Allen Turner, age 54, has been a retired, private investor since 2001. Beginning with that date, he also has served as a director and senior advisor to Cortland Associates, a registered investment advisor and money manager based in Clayton, Missouri. For the 20 years prior to his retirement in 2001, Mr. Turner was a senior executive with Devon Energy Corp., Oklahoma City, Oklahoma, a large, independent oil and gas company with worldwide operations. His most recent position with Devon Energy was as Senior Vice President—Corporate Development, where he held primary responsibility for corporate finance, long-term budgeting, strategic planning, and investment community relations. He also led or co-led negotiation and “due diligence” of mergers, acquisitions, and divestitures, regulatory reporting, and other senior management roles.

As a director, Mr. Turner will receive an annual director’s fee of $20,000, plus $1,500 for each meeting of the board, payable quarterly in arrears; an initial sign-on restricted stock grant of 10,000 shares of common stock under FX Energy’s current long-term incentive plan plus an annual restricted stock grant of 4,800 shares of common stock under its current long-term incentive plan; and reimbursement of direct expenses incurred by him as a director in accordance with FX Energy’s policy. Mr. Turner’s letter of engagement is filed as an exhibit to this report.

Clay Newton, age 49, has been FX Energy’s Vice-President of Finance, Treasurer, and Chief Accounting Officer since 2003 and a director from 2002-2003. Prior to joining FX Energy as an officer and employee in October 2003, Mr. Newton was Worldwide Controller for LANDesk Software, Inc., Salt Lake City, Utah, a private technology company with operations and entities in eight countries, from 2002-2003, and Director of Corporate Finance and Administration for Talk2 Technology, Inc., Salt Lake City, Utah, a private technology company, from 2000 to 2002. Previously, Mr. Newton was Chief Financial Officer and Corporate Secretary for Equity Oil, Inc., Salt Lake City, Utah, a publicly traded, international oil and gas company, from 1986 to 2000.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

10	Material Contracts
10.82	Letter of Engagement, H. Allen Turner	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ENERGY, INC.
Registrant

Dated: February 20, 2007	By: /s/ Scott J. Duncan
Scott J. Duncan, Vice President